                                  Exhibit 99.2

     Series 1998-2 Monthly Certificateholders' Statement for the month of
                                 February 2001

                                                                   Series 1998-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
   Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1998-2 is set forth below:


       Date of the Certificate                       March 9, 2001
       Monthly Period ending:                    February 28, 2001
       Determination Date                            March 9, 2001
       Distribution Date                            March 15, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
===================================================================================================================================
 201   Amortization Period                                                                           No                      201
 202   Early Amortization Period                                                                     No                      202
 203   Class A Investor Amount paid in full                                                          No                      203
 204   Class B Investor Amount paid in full                                                          No                      204
 205   Collateral Indebtedness Amount paid in full                                                   No                      205
 206   Saks Incorporated is the Servicer                                                             Yes                     206

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                                                          Investor Amount
===================================================================================================================================
                                                                                                            as of the end of
                                                                         as of the end of the                 the relevant
                                                                         prior Monthly Period                Monthly Period
                                                                         --------------------               ----------------
 207   Series 1998-2 Investor Amount                                          $261,500,000           207(a)  $ 261,500,000   207(b)
 208   Class A Investor Amount                                                $200,000,000           208(a)  $ 200,000,000   208(b)
 209   Class B Investor Amount                                                $ 21,500,000           209(a)  $  21,500,000   209(b)
 210   Collateral Indebtedness Amount                                         $ 24,000,000           210(a)  $  24,000,000   210(b)
 211   Class D Investor Amount                                                $ 16,000,000           211(a)  $  16,000,000   211(b)

 212   Series 1998-2 Adjusted Investor Amount                                 $261,500,000           212(a)  $ 261,500,000   212(b)
 213   Class A Adjusted Investor Amount                                       $200,000,000           213(a)  $ 200,000,000   213(b)
 214   Principal Account Balance                                              $          -           214(a)  $           -   214(b)
 215   Class B Adjusted Investor Amount                                       $ 21,500,000           215(a)  $  21,500,000   215(b)

 216   Class A Certificate Rate                                                                                      6.00%   216
 217   Class B Certificate Rate                                                                                      6.15%   217
 218   Collateral Indebtedness Interest Rate                                                                      6.31875%   218
 219   Class D Certificate Rate                                                                                   6.56875%   219
 220   Weighted average interest rate for Series 1998-2                                                              6.08%   220

                                                                                                               as of the end of
                                                                                  for the relevant               the relevant
                                                                                   Monthly Period               Monthly Period
                                                                                  ----------------             ----------------
 221   Series 1998-2 Investor Percentage with respect to Finance
       Charge Receivables                                                                 20.39%     221(a)         21.43%   221(b)
 222   Class A                                                                            15.59%     222(a)         16.39%   222(b)
 223   Class B                                                                             1.68%     223(a)          1.76%   223(b)
 224   Collateral Indebtedness Amount                                                      1.87%     224(a)          1.97%   224(b)
 225   Class D                                                                             1.25%     225(a)          1.31%   225(b)

 226   Series 1998-2 Investor Percentage with respect to Principal Receivables            20.39%     226(a)         21.43%   226(b)
 227   Class A                                                                            15.59%     227(a)         16.39%   227(b)
 228   Class B                                                                             1.68%     228(a)          1.76%   228(b)
 229   Collateral Indebtedness Amount                                                      1.87%     229(a)          1.97%   229(b)
 230   Class D                                                                             1.25%     230(a)          1.31%   230(b)

 231   Series 1998-2 Investor Percentage with respect to Allocable Amounts                20.39%     231(a)         21.43%   231(b)
 232   Class A                                                                            15.59%     232(a)         16.39%   232(b)
 233   Class B                                                                             1.68%     233(a)          1.76%   233(b)
 234   Collateral Indebtedness Amount                                                      1.87%     234(a)          1.97%   234(b)
 235   Class D                                                                             1.25%     235(a)          1.31%   235(b)

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                                               Series 1998-2 Investor Distributions
===================================================================================================================================
 236   The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                               $           -   236

                                                                                                                      Page 1 of 5

                                                                                                                   Series 1998-2

  237  Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $           -        237
  238  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $           -        238
  239  Collateral Indebtedness Amount distribution of collections of Principal
       Receivables per $1,000 of original principal amount                                              $           -        239
  240  Class D distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $           -        240
  241  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $        5.00        241
  242  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $        5.13        242
  243  Collateral Indebtedness Amount distribution attributable to interest per $1,000
       of original principal amount                                                                     $        4.91        243
  244  Class D distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $           -        244
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                        $        1.67        245

  --------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-2
  ================================================================================================================================

  246  Series allocation of collections of Principal Receivables                                        $  48,030,971        246
  247  Class A                                                                                          $  36,734,968        247
  248  Class B                                                                                          $   3,949,009        248
  249  Collateral Indebtedness Amount                                                                   $   4,408,196        249
  250  Class D                                                                                          $   2,938,797        250

  251  Series allocation of collections of Finance Charge Receivables                                   $   4,986,333        251
  252  Class A                                                                                          $   3,813,639        252
  253  Class B                                                                                          $     409,966        253
  254  Collateral Indebtedness Amount                                                                   $     457,637        254
  255  Class D                                                                                          $     305,091        255

       Available Funds
       ---------------
  256  Class A Available Funds                                                                          $   3,825,594        256
  257  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                  $           -        257
  258  Principal Investment Proceeds to be included in Class A Available Funds                          $           -        258
  259  The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class A Available funds                                                $      11,955        259

  260  Class B Available Funds                                                                          $     409,966        260
  261  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                  $           -        261
  262  Principal Investment Proceeds to be included in Class B Available Funds                          $           -        262
  263  The amount of investment earnings on amounts held in the Reserve
       Account to be included in Class B Available funds                                                $           -        263

  264  Collateral Available Funds                                                                       $     457,637        264

  265  Class D Available Funds                                                                          $     305,091        265

  ------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
  ==============================================================================================================================

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                $   1,000,000        266
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A
       Servicing fee for the related Distribution Date                                                  $           -        267
  268  Class A Allocable Amount                                                                         $     716,706        268
  269  An amount to be included in the Excess Spread                                                    $   2,108,888        269

                                                                                                                     Page 2 of 5

                                                                                                                 Series 1998-2

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
       Distribution date                                                                                  $    110,188        270
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                    $          -        271
  272  An amount to be included in the Excess Spread                                                      $    299,779        272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Servicing fee for the related Distribution Date                                                    $          -        273
  274  An amount to be included in the Excess Spread                                                      $    457,637        274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D
       Servicing fee for the related Distribution Date                                                    $          -        275
  276  An amount to be included in the Excess Spread                                                      $    305,091        276

  277  Available Excess Spread                                                                            $  3,171,395        277
  278  Available Shared Excess Finance Charge Collections                                                 $          -        278
  279  Total Cash Flow available for 1998-2 waterfall                                                     $  3,171,395        279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267
       and line268                                                                                        $          -        280
  281  The aggregate amount of Class A Investor Charge Offs which have not been
       previously reimbursed                                                                              $          -        281

  282  Class B Required Amount to the extent attributable to line270, and line271                         $          -        282

  283  Class B Allocable Amount                                                                           $     77,046        283
  284  Any remaining portion of the Class B Required Amount                                               $          -        284
  285  An amount equal to any unreimbursed reductions of the Class B Investor
       Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated
       Principal Collections; (iii) reallocations of the Class B Investor Amount to the
       Class A Investor Amount                                                                            $          -        285
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to the Collateral Indebtedness
       Holder plus Collateral Additional Interest                                                         $    117,950        286
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
       Fee due for the relevant Monthly Period and not paid above                                         $    409,167        287
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing
       Fee due but not distributed to the Servicer for prior Monthly Periods                              $          -        288
  289  Collateral Allocable Amount                                                                        $     86,005        289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA), if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the CIA to the Class A or Class B Investor Amount                           $          -        290
  291  The excess, if any, of the Required Cash Collateral Amount over the Available
       Collateral Amount                                                                                  $          -        291
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D
       Certificateholders plus Class D Additional Interest                                                $     81,744        292
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above                       $     26,667        293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly
       Periods                                                                                            $          -        294
  295  Class D Allocable Amount                                                                           $     57,336        295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class D Investor Amount to the Class A or Class B
       Investor Amount or CIA                                                                             $          -        296
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder
       pursuant to the Loan Agreement                                                                     $          -        297
  298  Excess, if any, of the Required Reserve Account Amount over the amount on
       deposit in the Reserve Account                                                                     $          -        298
  299  Shared Excess Finance Charge Collections                                                           $  2,315,480        299

-----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
===================================================================================================================================

  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                           $          -        300
  301  Available Principal Collections held in the Collection Account                                     $ 48,030,971        301
  302  Class A Accumulation Amount                                                                        $          -        302

                                                                                                                      Page 3 of 5


                                                                                                                   Series 1998-2


  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)
       (distributable only after payout of Class A)                                                     $           -        303
  304  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A Monthly Principal                                            $  48,030,971        304
  305  Class B Accumulation Amount                                                                      $           -        305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307
       and line#308)                                                                                    $           -        306
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $  48,030,971        307
  308  Enhancement Surplus                                                                              $           -        308
  309  Class D Monthly Principal                                                                        $           -        309

  310  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A, Class B or collateral Monthly Principal                     $  48,030,971        310

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
===================================================================================================================================

  311  Available Enhancement Amount                                                                     $  40,000,000        311
  312  Amount on Deposit in the Cash Collateral Account                                                 $           -        312

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
===================================================================================================================================

  313  Reallocated Principal Collections                                                                $           -        313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)                    $           -        314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)                 $           -        315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)                    $           -        316

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================
                                                                               %                            Amount
                                                                          -----------                   --------------
  317  Series 1998-2 Default Amount                                         20.39%       317(a)         $     937,093        317(b)
  318  Class A Investor Default Amount                                      15.59%       318(a)         $     716,706        318(b)
  319  Class B Investor Default Amount                                       1.68%       319(a)         $      77,046        319(b)
  320  Collateral Default Amount                                             1.87%       320(a)         $      86,005        320(b)
  321  Class D Investor Default Amount                                       1.25%       321(a)         $      57,336        321(b)

  322  Series 1998-2 Adjustment Amount                                                                  $           -        322
  323  Class A Adjustment Amount                                                                        $           -        323
  324  Class B Adjustment Amount                                                                        $           -        324
  325  Collateral Adjustment Amount                                                                     $           -        325
  326  Class D Adjustment Amount                                                                        $           -        326

  327  Series 1998-2 Allocable Amount                                                                   $     937,093        327
  328  Class A Allocable Amount                                                                         $     716,706        328
  329  Class B Allocable Amount                                                                         $      77,046        329
  330  Collateral Allocable Amount                                                                      $      86,005        330
  331  Class D Allocable Amount                                                                         $      57,336        331

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                                                         Required Amounts
===================================================================================================================================

  332  Class A Required Amount                                                                          $           -        332
  333  Class A Monthly Interest for current Distribution Date                                           $   1,000,000        333
  334  Class A Monthly Interest previously due but not paid                                             $           -        334
  335  Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $           -        335
  336  Class A Allocable Amount for current Distribution Date                                           $           -        336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $           -        337

  338  Class B Required Amount                                                                          $           -        338
  339  Class B Monthly Interest for current Distribution Date                                           $     110,188        339
  340  Class B Monthly Interest previously due but not paid                                             $           -        340
  341  Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $           -        341
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $           -        342
  343  Excess of Class B Allocable Amount over funds available to make payments                         $           -        343

                                                                                                                     Page 4 of 5

                                                                                                                 Series 1998-2

 344   Collateral Required Amount                                                                       $           -         344
 345   Collateral Monthly Interest for current Distribution Date                                        $     117,950         345
 346   Collateral Monthly Interest previously due but not paid                                          $           -         346
 347   Collateral Additional Interest for prior Monthly Period or previously due but                    $           -         347
       not paid
 348   Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $           -         348
 349   Excess of Collateral Allocable Amount over funds available to make payments                      $           -         349

----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
==================================================================================================================================
       Class A
       -------
 350   Class A Investor Amount reduction                                                                $           -         350
 351   Class A Investor Charge Off                                                                      $           -         351
 352   Reductions of the Class A Investor Amount                                                        $           -         352
       Class B
       -------
 353   Class B Investor Amount reduction                                                                $           -         353
 354   Class B Investor Charge Off                                                                      $           -         354
 355   Reductions of the Class B Investor Amount                                                        $           -         355
 356   Reallocated Principal Collections applied to Class A
       Collateral                                                                                       $           -         356
       ----------
 357   Collateral Indebtedness Amount reduction                                                         $           -         357
 358   Collateral Indebtedness Amount Charge Off                                                        $           -         358
 359   Reductions of the Collateral Indebtedness Amount                                                 $           -         359
 360   Reallocated Principal Collections applied to Class B
       Class D                                                                                          $           -         360
       -------
 361   Class D Investor Amount reduction                                                                $           -         361
 362   Class D Investor Charge Off                                                                      $           -         362
 363   Reductions of the Class D Investor Amount                                                        $           -         363
 364   Reallocated Principal Collections applied to Collateral Indebtedness Amount                      $           -         364

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                                                           Servicing Fee
===================================================================================================================================

 365   Series 1998-2 Servicing Fee                                                                     $      435,833         365
 366   Class A Servicing Fee                                                                           $      333,333         366
 367   Class B Servicing Fee                                                                           $       35,833         367
 368   Collateral Servicing Fee                                                                        $       40,000         368
 369   Class D Servicing Fee                                                                           $       26,667         369

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                                                          Reserve Account
===================================================================================================================================

 370   Required Reserve Account Amount (if applicable)                                                 $    3,000,000         370
 371   Reserve Account Reinvestment Rate for previous Monthly Period (if applicable)                        5.18%             371
 372   Reserve Account balance (as of Distribution Date)                                               $    3,000,000         372


 373   Accumulation Period Length                                                                         2 months            373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of March, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          ---------------------------------

       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                    Page 5 of 5